SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549


                               FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


     November 3, 1995                   Commission File Number
(Date of earliest event reported)              0-12993


                   TELS CORPORATION
(Exact name of registrant as specified in its charter)

UTAH                                       87-0373840
(State or other jurisdiction of            (IRS Employer
incorporation or organization)              Identification No.)


    406 West So. Jordan Pkwy., Ste. 250, South Jordan, Utah  84095
               (Address of principal executive offices)


                               (801) 571-1182
         (Registrant's telephone number, including area code)

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Item 4. Changes in Registrant's Certifying Accountant

       (a)    Previous independent accountants

              (i)    On November 2, 1995, TELS Corporation
                     dismissed Price Waterhouse LLP as its independent accountants.

              (ii) Price Waterhouse LLP did not perform auditing services on the consolidated financial statements for TELS Corporation and subsidiaries for the year ended December 31, 1995.

              (iii) The Registrant's Audit Committee of the Board of Directors participated in and approved the decision to change independent accountants.

              (iv) In connection with the services provided by Price Waterhouse LLP for the period May 4, 1995 to
                     November 2, 1995, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements for such years.

              (v)    The Registrant has requested that Price Waterhouse
                     LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated November 3, 1995, is filed as
                     Exhibit 16 to this Form 8-K.

       (b)    New independent accountants.

              (i) The Registrant engaged Coopers & Lybrand LLP as its new independent accountants as of November 2, 1995. During the two most recent fiscal years and through November 2, 1995, the Registrant has not consulted with Coppers & Lybrand LLP on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a) (2)).

                              SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TELS Corporation
                                                    (Registrant)


Date:  November 3, 1995                    By: /s/  Willard H. Gardner
                                              Willard H. Gardner
                                              Secretary



Date: November 3, 1995                     By: /s/  Stephen M. Nelson
                                              Stephen M. Nelson
                                              Exec. Vice President and
                                                Chief Financial Officer

                          TELS Corporation

Item 7.              Exhibits


Exhibit  16 - Letter on changes in Certifying Accountant


                 (THIS SPACE INTENTIONALLY LEFT BLANK)

November 3, 1995

Blake L. Measom, CPA
Coopers & Lybrand
Beneficial Life Tower
36 South State Street
Suite 1700
Salt Lake City, UT  84111

Dear Mr. Measom:

Congratulations! Your firm, Coopers & Lybrand LLP, has been chosen to conduct TELS Corporation's 1995 independent audit.

We look forward to the opportunity of working with you this year and ask that you contact Stephen M. Nelson, Chief Financial Officer and Executive Vice President, to obtain the necessary schedules and details that you will need.

Thanks for your cooperation and, again, congratulations!

Sincerely,



Willard H. Gardner
Chairman of the Audit Committee

WG:mr

November 3, 1995

Kent M. Bowman
Arthur Anderson & Co, SC
36 South State Street
Suite 1260
Salt Lake City, UT  84111

Dear Mr. Bowman:

Thank you for submitting an audit proposal and for your interest in TELS Corporation.

The Audit Committee met and, after considerable thought and deliberation, another firm was selected to handle our audit.

We appreciate your cooperation and the time you spent discussing your firm with us.

Sincerely,



Willard H. Gardner
Chairman of the Audit Committee

WG:mr
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